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                                                                    EXHIBIT 10.2

                            HOUSEHOLD INTERNATIONAL

                        CORPORATE EXECUTIVE BONUS PLAN

                                  JANUARY 1995


SUMMARY The Household International Corporate Executive Bonus Plan is a short-term, annual incentive plan. The purpose of the annual bonus is to place a significant part of pay at risk and reward executives for the achievements of individual, business unit and corporate financial and operational goals. Performance goals and award opportunities will be communicated to plan participants at the beginning of each calendar year.


PARTICIPATION
Participation in the Plan will be restricted to key line and staff executives. For purposes of the Plan, participants will be divided into groups. (See attached list).

Any changes in the group of executives participating in the Plan will be made by the Chief Executive Officer, subject to the approval of the Compensation Committee in the case of any participant whose base salary must be determined by the Committee.


LEVEL OF AWARDS
The corporate measurement of performance will be return on equity (ROE). Household's ROE performance will be measured against the ROE performance of a selected financial comparator group.

In order to reward individual performance, individual awards will vary above and below target levels in any plan year. Management may reduce bonus awards in light of overall business conditions or other exceptional circumstances.


Target/Maximum Awards
Target awards will be paid for fully satisfactory financial and individual performance in a given year. The target award percentage for each group will approximate the guideline percentage shown below of the executive's base salary at the end of the plan year. The table below shows the portions of the target bonus that will be determined by corporate, business unit, and individual performance.





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           -----Guideline % of Annual Base Salary Determined by------

                     Group             Target Bonus                         Maximum Bonus*
                     -----             ------------                         --------------
                       A                     65%                                 100.0%
                       B                     50%                                  75.0%
                       C                     40%                                  60.0%
                       D                     35%                                  52.5%
                       E                     30%                                  45.0%
                       F                     20%                                  30.0%


           Detailed information relating to the assignment and weighing of goals is available by individual and is maintained by the business unit and/or corporate.

           * The maximum award that may be paid to any executive is 150% of the target bonus for the position.


DETERMINATION OF AWARDS
A.       Financial Performance Awards
         Various financial results, including ROE, will determine the size of a portion of each individuals's annual bonus. The ROE portion of the award will be paid out if achieved results are at the pre-established minimum, target and maximum ROE levels.

B.       Individual Performance Awards
         Early in each plan year, goals for individual performance for that year will be established for each participant. The goals should require the level of performance which is expected of a fully satisfactory incumbent and must be agreed to by the immediate superior. The Compensation Committee of the Board of Directors must approve the goals for those executives whose salaries are determined by the Committee. These goals will be the primary criteria for measuring individual performance and determining the individual performance portion of the bonus for that year. The Chief Executive Officer will recommend the awards for participants, excluding himself, whose salaries are determined by the Compensation Committee of the Board of Directors. The Compensation Committee will then determine the awards for all such participants, as well as the award for the Chief Executive Officer.

         The Chief Executive Officer, will determine the awards for all participants whose salaries are not determined by the Compensation Committee. The Group Executives and Senior Vice Presidents, in consultation with their appropriate





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         subordinates, will recommend to the Chief Executive Officer the awards for all other participants.


PAYMENT OF AWARDS
Awards will be paid as soon as practical at the end of the plan period, subject to all required tax withholdings. Awards may be paid in cash, shares of Household common stock, or some combination thereof. Neither eligible participation in the plan, nor award payments thereunder shall guarantee an employee, any right to continued employment. The plan does not give any employee right or claim to an award under the program. Management reserves the right to change or discontinue the plan at any time.


ADMINISTRATIVE MATTERS
A.       Promotions
         Normally awards will be pro-rated according to the portion of the plan year that an incumbent is eligible for the bonus.

B.       Effect on Benefits
         Payments made under this plan shall be included in an employee's income for purposes of determining pension benefits, life insurance, long-term disability, and participation in the TRIP plan.

C.       Termination of Employment
         Normally awards will be pro-rated in the case of death, permanent and total disability, or retirement under one of the Corporation's pension plans during a plan year. If a participant terminates employment for any other reason prior to the last working day of a plan year, he will normally forfeit any right to an award for the plan year.


                            The Goal Setting Process
Before the beginning of the plan year, the manager and subordinate will meet in a goal setting session. The purpose of the session is to discuss areas where goals will be established and agree on their priority and establish the number of points that will be earned based upon various levels of achievement during the plan period.





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                    Preparation for the Goal Setting Meeting

To prepare for the goal setting session with the bonus eligible subordinate, the manager should have a clear idea of function or department goals and objectives for the plan year, priorities for the subordinate's unit or area, and three or four possible objectives to suggest as appropriate. During the session, the manager's role will be to direct the discussion and ensure that its results are jointly understood.

The subordinate will prepare for the session by establishing a list of priorities for the unit or area during the plan year, and developing four to eight potential goals for discussion. The subordinate's role during the session will be to actively discuss goals and expected levels of achievement with the manager in order to ensure that the final agreement is realistic and achievable and that there is a clear understanding of expected performance and the amount of bonus associated with various levels of achievement.

                          Guidelines for Setting Goals
For the purpose of establishing goals for the plan year, the following criteria should apply:

- They should be consistent and supportive of goals reflected in the Company's strategic business plans.

- They should be primarily job or task oriented. They must be realistic and achievable yet challenging with build in "stretch" to test individual capabilities. They should clearly specify action, tasks or results to be accomplished as well as a clear understanding of how the accomplishment will be evaluated.

- They must be understood and agreed to by both the manager and the subordinate.

Setting goals for staff positions is somewhat more difficult than for line-type positions because staff performance is usually not measured numerically and rarely lends itself to quantitative measurement. Staff responsibilities tend to be contributory, interpretive and are more easily measured qualitatively. Frequently, the goals may include completion of specific projects. Non-quantitative goals should clearly state the criteria that will be used for evaluating successful achievement.

The results of the goal setting process will be documented in the format of the Executive Bonus Plan Goal Setting Form and approved by the appropriate level of management.





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                                                                   Rev. 12/31/94

                    CORPORATE EXECUTIVE BONUS PLAN POSITIONS

Group/Title
GROUP A - 65%/100%
GROUP EXECUTIVE HCS
GROUP EXECUTIVE CONSUMER FINANCE & AUSTRALIA & CANADA
GROUP EXECUTIVE US CONSUMER & MORTGAGE BANKING & UK

GROUP B - 50%/75%
SVP CHIEF FINANCIAL OFFICER

GROUP C  - 40%/60%
CHAIRMAN - AHLIC
VP CHIEF INFORMATION OFFICER
VP GENERAL COUNSEL
VP HUMAN RESOURCES

GROUP D - Heads of Major Business Units or Staff Units - 35%/52-1/2% EVP COO HAMILTON INVESTMENTS
GROUP EXECUTIVE COMMERCIAL FINANCE
PRESIDENT & CEO - AHL

GROUP E - Heads of Major Business Segments or Staff Units - 30%/45% ASSISTANT GENERAL COUNSEL & SECRETARY
CORPORATE CONTROLLER
EVP CHIEF FINANCIAL OFFICER
EVP CHIEF MARKETING OFFICER AHL
EXECUTIVE DIRECTOR
EXECUTIVE DIRECTOR CHIEF INVESTMENT OFFICER
EXECUTIVE DIRECTOR CREDIT CYCLE MANAGEMENT
EXECUTIVE DIRECTOR-STRATEGIC INITIATIVES & PARTNER. ALLIANCES
GROUP VP MARKETING SERVICES
MANAGING DIRECTOR AUSTRALIA
MANAGING DIRECTOR/CEO-UK
MANAGING DIRECTOR HSS
MANAGING DIRECTOR USCB
PRESIDENT CANADA
PRESIDENT CORPORATE FINANCE-HCFS
PRESIDENT EQUIPMENT FINANCE-HCFS
PRESIDENT HMS
PRESIDENT HRSI
SVP BRAND MANAGEMENT
SVP MANAGING DIRECTOR HFC PROCESSING SERVICES





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SVP MANAGING DIRECTOR HFS
SVP OPERATIONS SUPPORT SERVICES
VP GOVERNMENTAL RELATIONS
VP MONEY & CAPITAL MARKETS
VP TAXES
VP TREASURER

GROUP F  - 20%/30%
===========================
CORPORATE STAFF DEPARTMENTS:
===========================
Controller
DEPUTY CONTROLLER-EXTERNAL REPORTING
DIRECTOR ANALYSIS/RESEARCH/POLICY
DIRECTOR CORPORATE FINANCIAL INFORMATION SYSTEMS
DIRECTOR FEDERAL TAX AUDIT
DIRECTOR FEDERAL TAX COMPLIANCE
DIRECTOR FINANCIAL DATA MANAGEMENT
DIRECTOR INTERNAL AUDIT-COMPUTER SYSTEMS
DIRECTOR INTERNAL AUDIT-FINANCIAL SERVICES
DIRECTOR INTERNAL REPORTING
DIRECTOR REGULATORY REPORTING
DIRECTOR PLANNING
DIRECTOR RISK MANAGEMENT
DIRECTOR STATE & LOCAL TAXES
DIRECTOR TAX PLANNING & COUNSEL
VP AUDIT
VP CORPORATE COMMUNICATIONS
VP DATA ADMINISTRATION
VP PLANNING
VP VALUATION & ASSESSMENT SERVICES

General Counsel
ASSISTANT GENERAL COUNSEL EMPLOYEE RELATIONS
ASSISTANT GENERAL COUNSEL LITIGATION
GENERAL COUNSEL
GENERAL COUNSEL - HAMILTON INVESTMENTS
VP FEDERAL GOVERNMENTAL RELATIONS
VP STATE GOVERNMENTAL RELATIONS
VP GOVERNMENT RELATIONS & PUBLIC AFFAIRS

Human Resources
DIRECTOR EMPLOYEE COMMUNICATIONS
DIRECTOR HUMAN RESOURCES HI
DIRECTOR MANAGEMENT DEVELOPMENT & TRAINING-HI
VP COMPENSATION & ADMINISTRATION
VP BENEFITS & HR POLICY





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Treasury
DIRECTOR-ASSET BACKED FINANCINGS
DIRECTOR BUSINESS TREASURY SERVICES
DIRECTOR STRATEGIC ALLIANCES
VP-ALM
VP-FINANCE-HI
VP FINANCIAL CONTROL TREASURY
VP SPECIALTY FINANCE

=========================
HOUSEHOLD CREDIT SERVICES:
=========================

Household Credit Services
CONTROLLER-HCS
DIRECTOR BUSINESS ANALYSIS
DIRECTOR BUSINESS PLANNING
DIRECTOR BUSINESS SYSTEMS-HCS
DIRECTOR BUSINESS TREASURY SERVICES
DIRECTOR CREDIT SUPPORT SYSTEMS
DIRECTOR CUSTOMER SERVICE & CREDIT SERVICES
DIRECTOR GM CARD HCS
DIRECTOR HBNA PRODUCT
DIRECTOR HUMAN RESOURCES
DIRECTOR INFORMATION SERVICES
DIRECTOR MARKETING HCS
DIRECTOR RISK CONTROL
DIRECTOR STRATEGIC RISK TECHNOLOGIES
EXECUTIVE DIRECTOR MARKETING RISK MANAGEMENT HCS
GENERAL MANAGER MEXICO
GROUP DIRECTOR FRAUD & OPERATIONS
GROUP DIRECTOR INFORMATION SYSTEMS
GROUP DIRECTOR NEVADA OPERATIONS
GROUP DIRECTOR RISK CONTROL
GROUP DIRECTOR-OPERATIONS ENGINEERING
NATIONAL DIRECTOR HUMAN RESOURCES HCS
OPERATIONS MANAGER
VP BUSINESS ANALYSIS
VP HCS

HRSI
DIRECTOR HUMAN RESOURCES-HRSI
VP CHIEF COLLECTIONS OFFICER
VP CHIEF CREDIT OFFICER
VP CHIEF OF MARKETING & SALES HRSI
VP CONTROLLER-HRSI
VP CREDIT RISK
VP DIRECTOR MARKETING





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VP DIRECTOR OF SALES HRSI
VP QUALITY CONTROL HRSI

=========================================
U.S. CONSUMER FINANCE, AUSTRALIA & CANADA:
=========================================

HFC Home Office Staff
GROUP FINANCIAL CONTROL OFFICER
GROUP HUMAN RESOURCES OFFICER
VP COMMUNITY RELATIONS
VP CONTROLLER CONSUMER FINANCE
VP PLANNING USCF

HFC National Processing Center
DIRECTOR COLLECTIONS HRSC
DIRECTOR OPERATIONS SUPPORT
DIRECTOR POLICY/COMPLIANCE/PROJECT CONTROL
VP COLLECTIONS USCF
VP DIRECTOR OF CREDIT

HFC Sales
VP DIRECTOR OF SALES
VP DIRECTOR OF SALES HSS

HFS
CHIEF FINANCIAL OFFICER HFS
DIRECTOR OF COLLECTIONS REGIONAL
OPERATIONS MANAGER
VP ACQUISITION FINANCE HFS
VP ASSET MANAGEMENT
VP DIRECTOR OF CREDIT SERVICES
VP DIRECTOR OF SYSTEMS/TECHNOLOGY
VP INDIRECT LENDING
VP NONPERFORMING ASSETS
VP SYSTEMS TECHNOLOGY

HCFS
SVP COMMERCIAL FINANCE RISK ASSET MANAGEMENT
SVP FINANCE & ADMINISTRATION
SVP GENERAL COUNSEL HCFS
VP REAL ESTATE ADMINISTRATION

Australia
DIVISION MANAGER-COMMERCIAL





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DIVISION MANAGER-CONSUMER FINANCE
DIVISION MANAGER-SMALL BUSINESS FINANCE
GROUP FINANCIAL CONTROLLER
GROUP MANAGER-CORPORATE ATTORNEY
GROUP MANAGER-HUMAN RESOURCES
GROUP MANAGER-MARKETING
GROUP MANAGER-SYSTEMS AND TECHNOLOGY
GROUP MANAGER-TREASURY

Canada
CHIEF FINANCIAL OFFICER-CANADA*
CONTROLLER
DEPARTMENT MANAGER STRATEGIC PLANNING
DIRECTOR-APPLICATION SYSTEMS DEVELOPMENT*
DIRECTOR CREDIT RISK
DIRECTOR HUMAN RESOURCES
DIRECTOR LAW & COMPLIANCE
DIRECTOR RETAIL SALES
DIRECTOR TECHNOLOGY & PLANNING*
DIRECTOR WHOLESALE SALES
EXECUTIVE DIRECTOR PROCESSING SERVICES CANADA*
GENERAL MANAGER
NATIONAL DIRECTOR COLLECTIONS CANADA
REGIONAL SALES MANAGER
SCP CONSUMER FINANCE CANADA
SVP MERCHANT SERVICES
SVP TRUST CANADA*

* Position held by expatriate

=======================================
U.S. CONSUMER & MORTGAGE BANKING & U.K.:
=======================================
Household Bank
HB CREDIT RISK OFFICER
PRESIDENT HOUSEHOLD BANK
VP BUSINESS DEVELOPMENT
VP FINANCIAL ADMINISTRATION
VP HUMAN RESOURCES BANKING
VP MARKET DEVELOPMENT & RISK MANAGEMENT

HMS
VP ASSET MANAGEMENT
VP OPERATIONS & FINANCIAL CONTROL
VP MORTGAGE ORIGINATIONS-RETAIL
VP SERVICING





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OSS
DIRECTOR PAYROLL & HUMAN RESOURCES
VP ADMINISTRATIVE SERVICES
VP BANK OPERATIONS
VP BANK PROPERTY MANAGMENT
VP CASH OPERATIONS
VP CHIEF FINANCIAL OFFICER OSS
VP CORPORATE PROPERTY MANAGEMENT
VP FACILITIES
VP MARKETING/ PRODUCTION
VP PRODUCTION OSS
VP SECURITY MANAGEMENT

Hamilton Investments
SVP DIRECTOR OPERATIONS

HFN
DIRECTOR BUSINESS SYSTEMS
DIRECTOR COMMUNICATIONS SERVICES
DIRECTOR DATA CENTER OPERATIONS
DIRECTOR DISTRIBUTED INFRASTRUCTURE
DIRECTOR HRSI BUSINESS SYSTEMS
DIRECTOR STANDARDS & DATA ADMINISTRATION
DIRECTOR STRATEGIC PLANNING
VP ADMINISTRATION
VP ENTERPRISE SYSTEMS
VP INFORMATION SERVICES
VP SYSTEMS ASSURANCE

AHLIC
DIRECTOR AFFILIATED MARKETING: HCS, HRSI & CANADA
DIRECTOR AGENCIES
DIRECTOR/CONTROLLER
DIRECTOR FINANCE
DIRECTOR HUMAN RESOURCES AHL
DIRECTOR INFORCE ADMINISTRATION
DIRECTOR PRODUCT DEVELOPMENT
DIRECTOR PRODUCT MANAGEMENT
DIRECTOR SR INVESTMENT OFFICER
DIRECTOR UNDERWRITING & ISSUE AHL
EVP CHIEF OPERATING OFFICER AHL
EXECUTIVE DIRECTOR ACTUARIAL & PLANNING
EXECUTIVE DIRECTOR AFFILIATED MARKETING AHL
EXECUTIVE DIRECTOR GENERAL COUNSEL & CORPORATE SECRETARY AHL
EXECUTIVE DIRECTOR INFORMATION TECHNOLOGY
VP MANAGING DIRECTOR FAHLIC





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U.K.
CHIEF FINANCIAL OFFICER
DIRECTOR-BANKING SERVICES
DIRECTOR-CUSTOMER SERVICE
DIRECTOR-GM QUALITY ASSURANCE
DIRECTOR PERSONAL BANKING UK*
DIRECTOR PRODUCTION PERSONAL BANKING UK*
DIRECTOR-COLLECTIONS
DIRECTOR-CORPORATE COMMUNICATION
DIRECTOR-CREDIT CARD SERVICES
DIRECTOR-CREDIT POLICY
DIRECTOR-HUMAN RESOURCES
DIRECTOR-INFORMATION TECHNOLOGY
DIRECTOR-INSURANCE SERVICES
DIRECTOR-INTERNAL AUDIT
DIRECTOR-LEGAL
DIRECTOR-OPERATIONS SUPPORT
DIRECTOR-PROPERTY & FACILITIES
DIRECTOR-RETAIL SALES
DIVISION GENERAL MANAGER
FINANCE DIRECTOR-INSURANCE/COMPLIANCE OFFICER
GENERAL MANAGER BANK MARKETING
GENERAL MANAGER BUSINESS CONTROL
GENERAL MANAGER CREDIT CARD MARKETING
GROUP FINANCIAL CONTROLLER
OPERATIONS DIRECTOR RETAIL SERVICES
PERSONNEL OPERATIONS MANAGER
SALES DIRECTOR-CENTRAL LENDING
SALES DIRECTOR-INSURANCE
SALES DIRECTOR-RETAIL SALES
SERVICE & TECHNOLOGY MANAGER
TECHNOLOGY PLANNING MANAGER
TRAINING & DEVELOPMENT MANAGER
TREASURY MANAGER

* Position held by expatriate.






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